UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2008

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SURFECT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	33-132597	88-0513176
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1800 West Broadway Road, Tempe, Arizona, 85282

(Address of Principal Executive Office) (Zip Code)

(480) 968-2897

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2008, Surfect Holdings, Inc. (the “Company”) appointed Tom D. Benscoter as interim Chief Financial Officer.  As previously reported in a Form 8-K, Mr. Benscoter has been providing services to the Company since November 12, 2008.  Since July 2006, Mr. Benscoter has served as the Chief Financial Officer and Secretary/Treasurer of CyberAir Technologies, Inc.  From July 2005 until July 2006, Mr. Benscoter was the Chief Financial Officer and Treasurer of Prosoft Learning Corporation. From 2003 to 2005, Mr. Benscoter was the Chief Financial Officer and Chief Operating Officer of Arcatron, Inc.  Mr. Benscoter is providing services as a contractor on a part-time basis.  Mr. Benscoter is 58 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURFECT HOLDINGS, INC.

By:	/s/ Tom D. Benscoter
Tom D. Benscoter Chief Financial Officer

Date:  December 16, 2008